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                                                                   EXHIBIT 10.45



                      SECOND AMENDED AND RESTATED GUARANTY

         THIS SECOND AMENDED AND RESTATED GUARANTY (the "Second Amended Guaranty") is made December 30, 2002 by Bingham Financial Services Corporation, a Michigan corporation ("Bingham"), in favor of Sun Home Services, Inc., a Michigan corporation ("SHS").

                                    RECITALS:

         A. Bingham has executed and delivered to Sun Communities Operating Limited Partnership ("SCOLP") an Amended and Restated Guaranty dated February 1, 2002, (the "First Amended Guaranty"), pursuant to which Bingham guaranteed the payment and performance when due of certain obligations owing from Origen Financial L.L.C. ("Borrower") to SCOLP, including without limitation under the line of credit loan (the "Line of Credit") evidenced by the Second Amended and Restated Subordinated Loan Agreement dated December 4, 2002 between Borrower and SCOLP (collectively, the "Original Line of Credit Loan Agreement") and the Sixth Amended and Restated Promissory Note dated December 4, 2002 in the original principal amount of $27,500,000 executed by Borrower in favor of SCOLP (the "Original Line of Credit Note").

         B. SCOLP made a term loan (the "Term Loan") in the amount of $10,000,000 to Borrower pursuant to a Subordinated Term Loan Agreement dated December 4, 2002 between SCOLP and Borrower (the "Original Term Loan Agreement") and a Term Promissory Note dated December 4, 2002 in the original principal amount of $10,000,000 delivered by Borrower to SCOLP (the "Original Term Loan Note").

         C. SCOLP assigned its interest in the First Amended Guaranty, the Line of Credit, the Term Loan, the Original Line of Credit Loan Agreement, the Original Line of Credit Note, the Original Term Loan Agreement, the Original Term Loan Note and related documents to SHS pursuant to an Assignment of Loans of even date herewith.

         D. Borrower and SHS have entered into the First Amendment to Second Amended and Restated Subordinated Loan Agreement of even date herewith (together with the Original Line of Credit Loan Agreement as it may further be amended from time to time, the "Line of Credit Loan Agreement") and Borrower has delivered to SHS the Seventh Amended and Restated Promissory Note of even date herewith (as it may further be amended from time to time, the "Seventh Amended Line of Credit Note"), pursuant to which the credit limit of the Line of Credit has been increased to $48,000,000.

         E. Borrower and SHS have entered into a First Amendment to Subordinated Term Loan Agreement of even date herewith (together with the Original Term Loan Agreement as it may further be amended from time to time, the "Term Loan Agreement") and Borrower has delivered to SHS the First Amended and Restated Term Promissory Note of even date herewith (as it may further be amended from time to time, the "First Amended Term Loan Note"), pursuant to which SHS is reflected as the lender.

         F. The Line of Credit is secured by the collateral described in the First Amended and Restated Security Agreement of even date herewith between Borrower and SHS, as amended

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from time to time, (ii) the Second Amended and Restated Stock Pledge Agreement
of even date herewith between Borrower and SHS, as amended from time to time, and (iii) the First Amended and Restated Limited Liability Company Interest Security and Pledge Agreement of even date herewith between Borrower and SHS, as amended from time to time, and various Uniform Commercial Code financing statements filed to perfect the security interests granted under the foregoing agreements (as they may be amended from time to time, the "Origen Security Documents").

         G. The Borrower may from time to time request loans, advances or other financial accommodations from SHS and SHS may, in its discretion, honor such requests in whole or part and thereby the Borrower may from time to time be indebted to SHS, including without limitation, under (i) the Line of Credit Loan Agreement; (ii) the Seventh Amended Line of Credit Note; (iii) the Term Loan Agreement; (iv) the First Amended Term Loan Note; and (v) the Origen Security Documents (collectively, the "Origen Loan Documents").

         H. SHS is unwilling to make loans, advances or extend other financial accommodations to or otherwise do business with the Borrower unless Bingham continues to unconditionally guarantee payment of all present and future indebtedness and obligations of Borrower to SHS and as a condition of amending the Line of Credit and the Term Loan, SHS has required that Bingham execute and deliver this Second Amended Guaranty.

         I. Bingham is a member of Borrower and will directly benefit from SHS's making of loans, advances or extending other financial accommodations to or otherwise doing business with the Borrower.

         J. Bingham desires to amend and restate the First Amended Guaranty in its entirety in accordance with the terms and conditions set forth in this Second Amended Guaranty.

         NOW, THEREFORE, in order to induce SHS to make loans, advances or extend other financial accommodations to and otherwise do business with the Borrower and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Bingham hereby covenants and agrees with SHS as follows:

         1. GUARANTY. Bingham hereby irrevocably and unconditionally guarantees to SHS and its successors and assigns: (a) the full and prompt payment and performance when due of the Indebtedness, as hereinafter defined; and (b) the payment, compliance with and performance of all other obligations, covenants, representations and warranties of every kind, nature and description in accordance with all instruments and documents executed by Borrower in favor of SHS, whether now owing or existing or heretofore or hereafter created or arising, regardless of whether such obligations, covenants, representations or warranties are held to be unenforceable, void or of no effect against Borrower and including without limitation, those under any loan agreement and/or promissory note executed and delivered by Borrower to SHS, and any extensions, modifications or renewals thereof. The term "Indebtedness" shall mean all principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and all other indebtedness, obligations and liabilities under and in accordance with the terms of all instruments and documents executed by Borrower in favor of SHS, including, without limitation, the Origen




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Loan Documents, whether direct or indirect, absolute or contingent and whether now owing or existing or heretofore or hereafter created or arising, and regardless of whether such indebtedness, obligations or liabilities are held to be unenforceable, void or of no effect against Borrower, and all costs, expenses and fees, including reasonable attorneys' fees, arising in connection with the collection or enforcement of any or all amounts, indebtedness, obligations and liabilities of Borrower to SHS, as described above, regardless of whether Borrower is held to be liable for such amounts. Bingham acknowledges and agrees that any indebtedness of Borrower to SHS as evidenced by any promissory note may be extended or renewed upon maturity at the sole discretion of SHS and that the Indebtedness as defined herein, the payment of which is hereby guaranteed, shall include, without limitation, all indebtedness and other obligations as extended or renewed and as may be evidenced by any renewal promissory note.

         2. GUARANTY UNCONDITIONAL. This is an irrevocable, unconditional and absolute guaranty of payment, and not of collection, and Bingham agrees that its liability on this Second Amended Guaranty shall be immediate and SHS may have immediate recourse against Bingham for full and immediate payment of the Indebtedness at any time after the Indebtedness or any part thereof, has not been paid when due (whether by acceleration or otherwise) or Borrower has defaulted or otherwise failed to perform when due any of its obligations, covenants, representations or warranties to SHS.

         3. LIABILITY NOT CONTINGENT. The liability of Bingham on this Second Amended Guaranty shall not be contingent upon the exercise or enforcement by SHS of whatever remedies it may have against Borrower or others, or the enforcement of any lien or realization upon any security or collateral SHS may at any time possess. Any one or more successive and/or concurrent actions may be brought hereon against Bingham either in the same action, if any, brought against Borrower or in separate actions, as often as SHS, in its sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of SHS's right to proceed in any other form of action or proceeding or against other parties unless SHS has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by SHS against Borrower under any document or instrument evidencing or securing the Indebtedness shall serve to diminish the liability of Bingham, except to the extent SHS realizes payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon Bingham's right of subrogation against Borrower. Receipt by SHS of payment or payments with knowledge of the breach of any provision with respect to any of the Indebtedness shall not, as to Bingham, be deemed a waiver of such breach. All rights, powers and remedies of SHS hereunder and under any other agreement now or at any time hereafter in force between SHS and Bingham shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to SHS by law.

         4. LIABILITY ABSOLUTE. Bingham agrees that its liability hereunder is absolute and unconditional and that SHS shall not be obligated (although it may do so at its sole option) before being entitled to direct recourse against Bingham to take any steps, whatsoever to preserve, protect, accept, perfect SHS's interest in, foreclose upon or realize on collateral security, if any, for the payment of the Indebtedness or any other guaranty of the Indebtedness or


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in any other respect exercise any diligence whatever in collecting or attempting to collect the Indebtedness by any means.

         5. NO IMPAIRMENT OF LIABILITY. The liability of Bingham shall in no way be affected or impaired by: (a) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Indebtedness; (b) any settlement or compromise in connection with the Indebtedness; (c) any subordination of payments under the Indebtedness to any other debt or claim; (d) any substitution, exchange, release or other disposition of all or any part of any collateral for the Indebtedness; (e) any failure, delay, neglect, act or omission by SHS to act in connection with the Indebtedness; (f) any advances for the purpose of performing any covenant or agreement of Borrower, or curing any breach; (g) the filing by or against Borrower of bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; or (h) any other matter whether similar or dissimilar to the foregoing. The obligations of Bingham are unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Indebtedness or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

         6. WAIVERS. Bingham hereby waives each and every defense which, under principles of guaranty or suretyship law or otherwise, would otherwise operate to impair or diminish the liability of Bingham hereunder, including, without limitation: (a) notice of acceptance of this Second Amended Guaranty and of creations of Indebtedness of Borrower to SHS; (b) any subrogation to the rights of SHS against Borrower until the Indebtedness has been paid in full; (c) presentment and demand for payment of any Indebtedness of Borrower; (d) protest, notice of protest, and notice of dishonor or default to Bingham or to any other party with respect to any of the Indebtedness; (e) all other notices to which Bingham might otherwise be entitled; (f) any demand for payment under this Second Amended Guaranty; (g) any defense arising by reason of any disability or other defense of Borrower by reason of the cessation from any cause whatsoever of the liability of Borrower; (h) any rights to extension, composition or otherwise under the Bankruptcy Code or any amendments thereof, or under any state or other federal statute; (i) any right or claim or claim of right to cause a marshalling of Borrower's assets; and (j) any participation in any of the Indebtedness by a third party. No notice to or demand on Bingham shall be deemed to be a waiver of the obligation of Bingham or of the right of SHS to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Second Amended Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

         7. WARRANTIES AND REPRESENTATIONS. Bingham represents, warrants and covenants to SHS that, as of the date of this Second Amended Guaranty: Bingham is meeting its current liabilities as they mature; any financial statements of Bingham furnished SHS are true and correct and include in the footnotes thereto all contingent liabilities of Bingham; since the date of said financial statements there has been no material adverse change in the financial condition of Bingham; there are not now pending any material court or administrative proceedings or undischarged judgments against Bingham and no federal or state tax liens have been filed or


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threatened against Bingham, nor is Bingham in default or claimed default under any agreement for borrowed money.

         8. NOTICES. Bingham agrees to immediately give SHS written notice of any material adverse change in its financial condition, including but not limited to litigation commenced, tax liens filed, default claimed under its indebtedness for borrowed money or bankruptcy proceedings commenced by or against Bingham. Bingham agrees to deliver, timely to SHS, annual financial statements for the preceding fiscal year; and at such reasonable times as SHS requests to furnish its current financial statements to SHS and permit SHS or its representatives to inspect at Bingham's offices, its financial records and properties and make extracts therefrom in order to evaluate the financial condition of Bingham.

         9. MISCELLANEOUS. This Second Amended Guaranty shall inure to the benefit of SHS and its successors and assigns, including each and every holder or owner of any of the indebtedness guaranteed hereby. In the event that any person other than SHS shall become a holder or owner of any of the Indebtedness, each reference to SHS hereunder shall be construed as if it referred to each such holder or owner. This Second Amended Guaranty shall be binding upon Bingham and its successors and assigns. Bingham agrees that recourse may be had against its earnings and separate property for all of Bingham's obligations under this Second Amended Guaranty. This Second Amended Guaranty and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Michigan.

         10. JURY WAIVER. BINGHAM ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. BINGHAM, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR ITS BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS SECOND AMENDED GUARANTY OR THE INDEBTEDNESS.

         11. COLLATERAL. This Second Amended Guaranty is secured by the collateral described in: (i) the Second Amended and Restated Security Agreement of even date herewith between SHS and Bingham; (ii) the Amended and Restated Membership Pledge Agreement of even date herewith between SHS and Bingham; (iii) the Amended and Restated Stock Pledge Agreement of even date herewith between SHS and Bingham; and (iv) various Uniform Commercial Code financing statements filed to perfect the security interests granted under the foregoing agreements.

         12. GUARANTY FREELY GIVEN. THIS SECOND AMENDED GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO SHS BY BINGHAM, WITHOUT ANY DURESS OR COERCION, AND AFTER BINGHAM HAS EITHER CONSULTED WITH COUNSEL OR BEEN GIVEN AN OPPORTUNITY TO DO SO, AND BINGHAM HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS SECOND AMENDED GUARANTY.



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         13. INTEGRATION. This Second Amended and Guaranty and any other documents executed in connection herewith together constitute the full and entire understanding and agreement among the parties with respect to the subject matter herein contemplated, and shall supersede all prior understandings or agreements relating thereto, whether written or oral, including without limitation the First Amended Guaranty, all of which are declared to be null and void and of no further force or effect.

         IN WITNESS WHEREOF, this Second Amended and Restated Guaranty was executed and delivered by the undersigned on the date stated in the first paragraph above.

                                          BINGHAM FINANCIAL SERVICES CORPORATION


                                          By:   /s/  Ronald A. Klein
                                             -----------------------------------


                                          Its:   Chief Executive Officer
                                              ----------------------------------


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